Exhibit 99.1
Selectica Announces Third Quarter Fiscal 2009 Financial Results
SAN JOSE, Calif., February 3 — Selectica, Inc. (Nasdaq: SLTC), a leading provider of enterprise contract lifecycle management and sales configuration solutions, today announced financial results for its third quarter of fiscal 2009 ending December 31, 2008.
Revenue for the third quarter of fiscal 2009 was $4.2 million compared to $3.1 million for the second quarter of fiscal 2009 and $4.7 million for the third quarter of fiscal 2008. Net loss for the third quarter of fiscal 2009 was $1.8 million, or $(0.06) per share, compared to a net loss of $3.0 million, or $(0.10) per share, in the second quarter of fiscal 2009 and a net loss of $1.2 million, or $(0.04) per share, in the third quarter of fiscal 2008. Non-GAAP net loss for the third quarter of fiscal 2009 was $1.7 million, or $(0.06) per share compared to a non-GAAP net loss of $2.7 million, or $(0.09) per share for the second quarter of fiscal 2009 and a non-GAAP net loss of $0.3 million, or $(0.01) per share for the third quarter of fiscal 2008. Non-GAAP results exclude restructuring charges, patent litigation settlement expense and stock option investigation expense of $50,000 for the third quarter of fiscal 2009, $300,000 for the second quarter of fiscal 2009 and $1.0 million for the third fiscal quarter of fiscal 2008. Cash, cash equivalents and short-term investments were $27.4 million at December 31, 2008.
“I am pleased with the progress we have made in moving our business forward over the past six months as shown by our top line results, the reduction in our operating expenses and the signing of new customers, ” said Brenda Zawatski, co-chair of Selectica. “Our overall performance in the most recent quarter reflects that we are headed in the right direction from a product, customer and strategic perspective, and justifies cautious optimism for our business despite a very harsh economic climate.”
Recent Highlights
•	Contract management solutions delivered record revenues and represented 66% of total revenues in the third quarter of fiscal 2009. Sales configuration revenues represented 34% of total revenues.

•	Selectica signed contracts to provide its Contract Performance Management solution with four new customers across a variety of industries, including a Fortune 500 leader in healthcare services and a regional gas and electric utility.

•	Non-GAAP operating expenses declined 14% for the third quarter of fiscal 2009 compared with the same period in the previous year.

•	Selectica released new versions of its contract management and sales configuration solutions that included major upgrades and new features and functionality.
Conference Call
Selectica will host a conference call to discuss its financial results today at 5:00 p.m. EST (2:00 p.m. PST). To access the conference call by phone, dial (800) 405-2236. The conference call will also be webcast live via the Internet, and can be accessed on the investor relations section of the Company’s website (http://www.selectica.com). An

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archive of the webcast will be available in the same location shortly after the completion of the call.
About Selectica, Inc.
Selectica (Nasdaq: SLTC) provides its customers with software solutions that automate the complexities of enterprise contract management and sales configuration lifecycles. The company’s high-performance solutions underlie and unify critical business functions including sourcing, procurement, governance, sales and revenue recognition. Selectica has been providing innovative, enterprise-class solutions for the world’s largest companies for over 10 years and has generated substantial savings for its customers. Selectica customers represent leaders in manufacturing, technology, retail, healthcare and telecommunications, including: ABB, Ace Hardware, Bell Canada, Cisco, Covad Communications, General Electric, Hitachi, Juniper Networks, Levi Strauss & Co., Rockwell Automation, Tellabs, and 7-Eleven. Selectica is headquartered in San Jose, CA. For more information, visit the company’s Web site at www.selectica.com.
Forward Looking Statements
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to the on-going global recession; fluctuations in demand for Selectica’s products and services; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-KSB, and other reports filed by the Company with the Securities and Exchange Commission.
Contact:
Scott Wilson, 415-785-7945, ir@selectica.com

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SELECTICA, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	December	December	December	December
	2008	2007	2008	2007
Revenues:
License	$1,024	$1,680	$1,936	$4,482
Services	3,149	3,014	9,139	8,535

Total revenues	4,173	4,694	11,075	13,017

Cost of revenues:
License	46	71	148	183
Services	1,531	966	3,876	2,869

Total cost of revenues	1,577	1,037	4,024	3,052

Gross profit	2,596	3,657	7,051	9,965

Operating expenses:
Research and development	994	1,425	3,111	3,742
Sales and marketing	1,497	1,806	4,611	4,867
General and administrative	1,381	1,249	4,356	3,987
Litigation settlement	33	85	80	16,203
Restructuring	14	503	687	1,165
Professional fees related to stock option investigation	3	380	38	3,528

Total operating expenses	3,922	5,448	12,883	33,492

Operating loss	(1,326)	(1,791)	(5,832)	(23,527)

Interest and other income, net	(391)	618	(989)	2,486

Loss before provision for income taxes	(1,717)	(1,173)	(6,821)	(21,041)
Provision for income taxes	45	67	82	311

Net loss	$(1,762)	$(1,240)	$(6,903)	$(21,352)

Basic and diluted net loss per share	$(0.06)	$(0.04)	$(0.24)	$(0.75)

Weighted average shares outstanding for basic and diluted net loss per share	28,723	28,430	28,710	28,415

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SELECTICA, INC.
Non-GAAP Condensed Consolidated Statements of Operations
Excluding restructuring costs, option investigation fees and litigation reserves and payments
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	December	December	December	December
	2008	2007	2008	2007
Revenues:
License	$1,024	$1,680	$1,936	$4,482
Services	3,149	3,014	9,139	8,535

Total revenues	4,173	4,694	11,075	13,017

Cost of revenues:
License	46	71	148	183
Services	1,531	966	3,876	2,869

Total cost of revenues	1,577	1,037	4,024	3,052

Gross profit	2,596	3,657	7,051	9,965

Operating expenses:
Research and development	994	1,425	3,111	3,742
Sales and marketing	1,497	1,806	4,611	4,867
General and administrative	1,381	1,249	4,356	3,987

Total operating expenses	3,872	4,480	12,078	12,596

Operating loss	(1,276)	(823)	(5,027)	(2,631)

Interest and other income, net	(391)	618	(989)	2,486

Loss before provision for income taxes	(1,667)	(205)	(6,016)	(145)
Provision for income taxes	45	67	82	311

Non-GAAP net loss	$(1,712)	$(272)	$(6,098)	$(456)

Basic and diluted non-GAAP net loss per share	$(0.06)	$(0.01)	$(0.21)	$(0.02)

Weighted average shares outstanding for basic and diluted non-GAAP net loss per share	28,723	28,430	28,710	28,415

Use of Non-GAAP Financial Information
To supplement our consolidated financial statements presented on a GAAP basis, Selectica uses non-GAAP measures of operating results, net income (loss) and income (loss) per share, which are adjusted to exclude certain costs, expenses, and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss) or net income (loss) per share prepared in accordance with generally accepted accounting principles in the United States.

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SELECTICA, INC.
Reconciliation of GAAP to Non-GAAP Net Loss
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	December	December	December	December
	2008	2007	2008	2007
GAAP net loss	$(1,762)	$(1,240)	$(6,903)	$(21,352)

Non-GAAP adjustments:
Litigation settlement	33	85	80	16,203
Restructuring	14	503	687	1,165
Professional fees related to stock option investigation	3	380	38	3,528

Non-GAAP net loss	$(1,712)	$(272)	$(6,098)	$(456)

Basic and diluted non-GAAP net loss per share	$(0.06)	$(0.01)	$(0.21)	$(0.02)

Weighted average shares outstanding for basic and diluted non-GAAP net loss per share	28,723	28,430	28,710	28,415

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SELECTICA, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	March 31,
	2008	2008
ASSETS
Current assets
Cash and cash equivalents	$21,778	$22,137
Short-term investments	5,636	13,076
Accounts receivable	4,594	1,330
Prepaid expenses and other current assets	635	919

Total current assets	32,643	37,462

Property and equipment, net	1,763	2,185
Other assets	736	593

Total assets	$35,142	$40,240

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of note payable to Versata	$786	$786
Accounts payable	1,395	518
Current portion of accrual for restructuring liability	1,850	1,937
Accrued payroll and related liabilities	891	740
Other accrued liabilities	1,211	735
Deferred revenue	3,464	1,984

Total current liabilities	9,597	6,700

Accrual for restructuring liability, net of current portion	8	924
Note payable to Versata	4,721	5,113
Other long-term liabilities	250	245

Total liabilities	14,576	12,982

Stockholders’ equity	20,566	27,258

Total liabilities and stockholders’ equity	$35,142	$40,240

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